PROSPECTUS SUPPLEMENT - FEB. 8, 2005*

American Express Investors Certificate
       (April 28, 2004) S-6037 V

American Express Investors Certificate
       (for selected investors) (April 28, 2004) S-6040 J

American Express Stock Market Certificate
       (April 28, 2004) S-6038 L



On Feb. 1, 2005, American Express Company, the parent company of American Express Certificate Company's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company and will continue to own all of the outstanding stock of American Express Certificate Company. The current agreements between American Express Certificate Company and AEFC and its affiliates will remain in place. No changes in operations or personnel are anticipated.

S-6037-2 A (2/05)
Valid until next prospectus update

*Destroy April 26, 2005